EXHIBIT 10.12

AMENDMENT #3 TO LEASE AGREEMENT WITH JOHN WILEY & SONS, INC.

AMENDMENT #3
TO LEASE DATED NOVEMBER 4, 1998,
BY AND BETWEEN CROSSPOINT SEVEN, LLC,
AS LANDLORD, AND WILEY PUBLISHING, INC.
(FORMERLY KNOWN AS HUNGRY MINDS, INC. AND PRIOR TO THAT, IDG BOOKS
WORLDWIDE, INC), AS TENANT

THIS AMENDMENT TO LEASE, entered into and made as of the 31 day of October, 2002, by and between Crosspoint Seven, LLC, an Indiana limited liability company, as Landlord (“Landlord”), and Wiley Publishing, Inc. (formerly known as Hungry Minds, Inc. and prior to that, IDG Books Worldwide, Inc.), a Delaware corporation, as Tenant (“Original Tenant”) and John Wiley & Sons, Inc., a New York corporation (“Assuming Tenant”).

WITNESSETH :

WHEREAS, Landlord and Original Tenant have heretofore entered into a certain lease, dated November 4, 1998, that certain Amendment #1 to Lease dated November 15, 1999, and that certain Amendment #2 to Lease dated February 7, 2001 (collectively, the “Lease”), of certain space at 10475 Crosspoint Boulevard, Indianapolis, Indiana (the “Premises”), upon terms and conditions described in said Lease; and

WHEREAS, Original Tenant and Assuming Tenant desire to amend the Lease as hereinafter provided;

WHEREAS, Landlord is willing to amend the Lease as hereinafter provided;

NOW, THEREFORE, in consideration of the rents reserved and of the covenants and agreements herein set forth, it is agreed that the Lease be hereby amended from and after the date hereof as follows:

1.  Original Tenant hereby assigns and transfers the Lease to Assuming Tenant, and Assuming Tenant hereby assumes the Lease and all obligations and responsibilities of the tenant under the Lease to the same effect as if Assuming Tenant had executed the Lease as the tenant in the first instance.

2.  In consideration for John Wiley & Sons, Inc. becoming the Assuming Tenant, Landlord hereby agrees to make a one-time payment to Original Tenant in the amount of one hundred and ninety thousand dollars ($190,000). Such payment is due and payable upon the execution of this Amendment #3.

3.  Except as is hereinabove set forth, all term, provisions and covenants of the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

ORIGINAL TENANT: WILEY PUBLISHING, INC.		LANDLORD: CROSSPOINT SEVEN, LLC

By:	/S/ LOU PERAGALLO	By:	/S/ GREGORY C. GURNIK
Printed:	Lou Peragallo	Printed:	Gregory C. Gurnik
Title:	VP, Operations	Title:	Member

ASSUMING TENANT:JOHN WILEY & SONS, INC

		By:	/S/ ELLIS E. COUSENS
		Printed:	Ellis E. Cousens
Executive Vice President, Chief Financial and Operations Officer